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Exhibit 10.2

CLOSING AGREEMENT

        This Closing Agreement is made and entered into on this 4th day of May, 2005, by and among the Purchasers identified in that certain Securities Purchase Agreement dated April 4, 2005 (the "Purchase Agreement"), the existing owners (the "Existing Holders") of Allegiant Air, LLC, a Nevada limited liability company (the "Company") and Allegiant Travel Company, LLC, a newly formed Nevada limited liability company ("ATC"). Terms defined in the Purchase Agreement shall have the same meanings when used herein.

        The parties hereto do hereby acknowledge and agree as follows:

1.
The Purchase Agreement provides for the investment by the Purchasers in Series A Convertible Preferred Shares in the Company and the conversion by Gallagher of a portion of his debt from the Company in exchange for Series B Convertible Preferred Shares in the Company.

2.
The parties desire that (i) a holding company be formed (ATC), (ii) ATC become the parent and 100% owner of the Company, and (iii) the investment called for under the Purchase Agreement be made directly into ATC. In that regard:

A.
ATC has been formed as of April 26, 2005.

B.
The Company directs that all of the funds to be invested in the Company by the Purchasers shall be paid directly to ATC.

C.
Each Existing Holder does hereby agree to contribute all of his or her shares in the Company to ATC in exchange for an identical number of common shares in ATC.

D.
Each Purchaser agrees to accept the identical number of Series A Convertible Preferred Shares in ATC in lieu of the shares in the Company that it was to receive under the Purchase Agreement.

E.
The amended and restated operating agreement of the Company attached as Exhibit D to the Purchase Agreement shall not be signed at closing, but rather, the operating agreement of ATC in the form attached hereto as Exhibit "A" shall be signed by all members of ATC.

F.
The Certificate of Determination relating to the rights and preferences of the preferred shares in the Company attached as Exhibit B to the Purchase Agreement shall not be signed at closing, but rather, the certificate of determination in the form attached hereto as Exhibit "B" shall be adopted by ATC.

G.
The Investors Agreement for the Company attached as Exhibit C to the Purchase Agreement shall not be signed at closing, but rather, the investors agreement in the form attached hereto as Exhibit "C" shall be signed by ATC and all members of ATC.

H.
Gallagher agrees to accept the identical number of Series B Convertible Preferred Shares in ATC in lieu of the shares in the Company he was to receive in the Company in exchange for $5,000,000 of the debt owed to him by the Company. Gallagher hereby agrees that $5,000,000 of the debt from the Company to him shall be satisfied upon his receipt of 1,250,000 Series B Convertible Preferred Shares in ATC.

I.
Each Existing Holder and Purchaser shall receive shares of ownership in ATC in accordance with the above.

3.
ATC and the Company jointly and severally represent, warrant and covenant to the Purchasers that:

A.
ATC was formed to become a holding company for the Company in advance of the transactions contemplated hereby and, prior to the date hereof, ATC has no assets or liabilities and no employees, has engaged in no other business activities whatsoever and has conducted its operations only as contemplated hereby.

  B.
  Allegiant Vacations, LLC, a Nevada limited liability company, has been formed as a wholly-owned subsidiary of ATC. ATC represents and warrants to the Purchasers that ATC is the sole owner of Allegiant Vacations, LLC and that Allegiant Vacations, LLC does not own any assets or have any liabilities at the current time.

  C.
  ATC agrees that it shall be bound for performance of any and all obligations the Company may have under the terms of the Purchase Agreement to the same extent as the Company.

  D.
  The transactions contemplated hereby and under the Transaction Documents will not cause a breach or default under any Contract except as set forth in the disclosure schedules to the Purchase Agreement or except as shall not result in a Material Adverse Change to the Company or ATC.

  E.
  The investment in ATC as contemplated under this Closing Agreement (as compared to an investment in the Company) shall not result in an adverse tax consequence to any of the Purchasers under the Code.

This the 4th day of May, 2005.

Signatures Begin on Next Page

Signature Page to Closing Agreement

ALLEGIANT TRAVEL COMPANY, LLC
By:	/s/ Maurice J. Gallagher, Jr.
Name:	Maurice J. Gallagher, Jr.
Title:

ALLEGIANT AIR, LLC
By:	/s/ Maurice J. Gallagher, Jr.
Name:	Maurice J. Gallagher, Jr.
Title:

ComVest Allegiant Holdings LLC
By:	/s/ Michael Falk
Name:	Michael Falk
Title:	President

Viva Air Limited (formally known as Darley Properties Limited)
By:	/s/ Declan Ryan
Name:	Declan Ryan
Title:	Director

/s/ Timothy P. Flynn Timothy P. Flynn
/s/ Donald J. Ellis Donald J. Ellis
/s/ David I. Funk David I. Funk
/s/ Robert B. Goldberg Robert B. Goldberg
/s/ Albert L. Labovitz Albert L. Labovitz

/s/ Robert N. Dokson Robert N. Dokson
/s/ Maurice J. Gallagher, Jr. Maurice J. Gallagher, Jr.
/s/ Mitchell Allee Mitchell Allee
/s/ M. Ponder Harrison M. Ponder Harrison
/s/ Andrew C. Levy Andrew C. Levy
/s/ Linda A. Marvin Linda A. Marvin

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CLOSING AGREEMENT
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